Exhibit 99.2

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
October 31, 2000



        Expected B Maturity                         9/15/04


        Blended Coupon                               6.9381%


        Excess Protection Level
          3 Month Average   5.73%
            October, 2000   6.17%
            September, 2000   5.59%
            August, 2000   5.43%


        Cash Yield                                  19.62%


        Investor Charge Offs                         4.51%


        Base Rate                                    8.94%


        Over 30 Day Delinquency                      5.23%


        Seller's Interest                           10.66%


        Total Payment Rate                          14.07%


        Total Principal Balance                     $56,359,968,018.99


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $6,009,277,457.50